BLACKROCK LIQUIDITY FUNDS

Federal Trust Fund

(the “Fund”)

Supplement dated May 13, 2021 to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Fund, each dated February 26, 2021, as supplemented to date

On May 11, 2021, the Board of Trustees of BlackRock Liquidity Funds (the “Trust”) on behalf of the Fund approved a change in the name of the Fund to “BlackRock Liquid Federal Trust Fund”. Additionally, BlackRock Advisors, LLC, the Fund’s investment adviser (“BlackRock”), has changed the Fund’s brokerage allocation methodology. Finally, BlackRock wishes to disclose that it will be donating a portion of its net revenue from its management fee from the Fund to educational initiatives, subject to BlackRock’s discretion.

Accordingly, effective on July 19, 2021, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information, as applicable:

All references to “Federal Trust Fund” in the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information are changed to “BlackRock Liquid Federal Trust Fund” to reflect the Fund’s new name.

The “Management of the Funds—BlackRock” section of the Fund’s Prospectuses is hereby amended to add the following immediately before the paragraph titled “Legal Proceedings”:

BlackRock or its affiliates will use at least 5% of BlackRock’s net revenue from its management fee from BlackRock Liquid Federal Trust Fund to further educational initiatives. BlackRock will make a contribution to an educational initiative at least annually, with BlackRock maintaining the option to increase, decrease or terminate this contribution in its sole discretion at any time.

Additionally, BlackRock may at its discretion enter into a license or other agreement (an “Agreement”) with one or more educational organizations from time to time. Pursuant to the relevant Agreement, the organization would grant BlackRock a license permitting BlackRock to use the organization’s name and logo. No organization will provide any investment advisory services to BlackRock or BlackRock Liquid Federal Trust Fund or participate in, or have any influence on, the day-to-day operations of, BlackRock Liquid Federal Trust Fund.

The “Investment Strategies, Risks and Policies—Portfolio Transactions” section of the Fund’s Statement of Additional Information is hereby amended to add the following immediately prior to the last sentence in the first paragraph of that section:

The BlackRock Liquid Federal Trust Fund (“LIFT”) generally seeks to place a majority of the aggregate dollar volume of purchase orders for LIFT’s portfolio securities with dealers that are owned by minorities, women, disabled persons, veterans and members of other qualified and recognized diversity and inclusion groups, subject to best execution requirements.

Shareholders should retain this Supplement for future references.

PR2SAI-FEDTR-0521SUP